UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

August 27, 2020

Date of Report (Date of earliest event reported)

GLOBAL INDEMNITY GROUP, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34809	98-1304287
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Bala Plaza East, Suite 300 Bala Cynwyd, PA	19004
(Address of principal executive offices)	(Zip Code)

(610) 664-1500

(Registrant’s telephone number, including area code)

Global Indemnity Limited

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Shares, no par value	GBLI	NASDAQ Global Select Market
7.875% Subordinated Notes due 2047	GBLIL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Background

At 12:01 a.m., Eastern Time, on August 28, 2020 (the “Effective Time”), Global Indemnity Limited, incorporated in the Cayman Islands as an exempted company with limited liability (“GI Cayman”), completed the previously disclosed scheme of arrangement and amalgamation under Sections 86 and 87 of the Cayman Islands Companies Law (2020 Revision) (the “Scheme of Arrangement”) that effected certain transactions (the “Redomestication”) that resulted in the shareholders of GI Cayman becoming the holders of all of the issued and outstanding common shares of Global Indemnity Group, LLC, a Delaware limited liability company (the “GI Delaware”). In accordance with the terms of the Scheme of Arrangement, the following steps occurred effectively simultaneously at the Effective Time:

1.

GI Cayman merged with and into New CayCo, a newly formed and wholly owned subsidiary of GI Delaware incorporated in the Cayman Islands as an exempted company with limited liability (“New CayCo”), following which, New CayCo survived the merger (the “Amalgamation”);

2.

in consideration of the Amalgamation, GI Delaware issued an equal number of its common shares to GI Cayman shareholders as at the record time of 5:00 p.m. Eastern Time on August 27, 2020 (the “Scheme Record Time”), on the following basis: for each GI Cayman A ordinary share cancelled, one class A common share of GI Delaware was issued; and for each GI Cayman B ordinary share cancelled, one class B common share of GI Delaware was issued; and

3.	pursuant to the Scheme of Arrangement and as part of the Amalgamation, GI Cayman was dissolved without being wound up and ceases to exist as a separate legal entity.

As previously disclosed, the Redomestication was approved by the Company’s shareholders at a special meeting and an extraordinary general meeting held on August 25, 2020, convened by Order of the Grand Court of the Cayman Islands dated July 22, 2020. The terms and conditions of the issuance of the securities in connection with the Redomestication were sanctioned by the Grand Court of the Cayman Islands pursuant to an Order granted on August 26, 2020 after a hearing upon the fairness of such terms and conditions at which all holders of GI Cayman ordinary shares had a right to appear and of which adequate notice had been given. A copy of the Order sanctioning the Scheme of Arrangement is filed herewith as Exhibit 99.1.

Following completion of the Scheme of Arrangement, New CayCo merged with and into GI Delaware, with GI Delaware surviving as the ultimate parent company of the Global Indemnity group of companies. Additionally, as part of the Redomestication transactions, Global Indemnity Reinsurance Company, Ltd. (“GI Bermuda”) was merged with and into Penn-Patriot Insurance Company (“Penn-Patriot”), with Penn-Patriot surviving, resulting in the assumption of GI Bermuda’s business by the Global Indemnity group of companies’ existing U.S. insurance company subsidiaries (the “GI Bermuda Transaction” and, together with the Redomestication and the other transactions described in GI Cayman’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 23, 2020 (the “Redomestication Proxy Statement”), the “Transactions”).

Prior to the Redomestication, the GI Cayman A ordinary shares were listed on the Nasdaq Global Select Market (“Nasdaq”) under the symbol “GBLI” and registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At the Effective Time, the GI Delaware class A common shares are deemed to be registered under Section 12(b) of the Exchange Act pursuant to Rule 12g-3(a) under the Exchange Act. The issuance of the class A common shares by GI Delaware in the Redomestication was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 3(a)(10) of the Securities Act. The GI Delaware class A common shares will begin trading on Nasdaq under the symbol “GBLI,” the same symbol under which the GI Cayman ordinary shares previously traded, at the commencement of trading on Nasdaq on August 28, 2020.

On August 27, 2020, the Company issued and sold to Wyncote LLC, a Nevada limited liability company (“Wyncote”) and an affiliate of Fox Paine & Company, LLC, pursuant to a Preferred Interest Purchase Agreement, dated as of August 27, 2020 (the “Preferred Interest Purchase Agreement”), 4,000 Series A Cumulative Fixed Rate Preferred Interests (the “Series A Preferred Interests”) at a price of U.S. $1,000 per Series A Preferred Interest, for the aggregate purchase price of U.S. $4,000,000. The issuance of Series A Preferred Interests to Wyncote was made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Series A Preferred Interests are not convertible into or exchangeable for any other securities or property of the Company.

The Company intends to use the net proceeds from the sale of the Series A Preferred Interests for general corporate purposes, including investment in securities or investment in the operations and growth of the Company’s and its subsidiaries’ current and future businesses.

Following the Effective Time, all of the issued and outstanding Series A Preferred Interests sold to Wyncote remain outstanding as “Series A Cumulative Fixed Rate Preferred Shares”, unaffected by the Scheme of Arrangement and subject to the terms of the Second Amended and Restated LLC Agreement and that certain Share Designation, effective as of the Effective Time, that sets forth the designation, rights, preferences, powers, duties, restrictions, limitations and obligations of the Series A Cumulative Fixed Rate Preferred Shares from and after the Effective Time.

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the Transactions, GI Delaware, GI Cayman and/or other affiliates of the Global Indemnity group of companies, as the case may be, entered into the following agreements:

Preferred Interest Purchase Agreement

The information under the heading “Issuance of GI Delaware Preferred Shares” in Item 3.02 of this Form 8-K is incorporated by reference into this
Item 1.01.

A copy of the Preferred Interest Purchase Agreement is filed herewith as Exhibit 10.1 and is incorporated by reference into this Item 1.01, and the foregoing information is qualified in its entirety by reference to Exhibit 10.1

Third Amended and Restated Management Agreement

On August 28, 2020, GI Delaware and Fox Paine & Company, LLC entered into the Third Amended and Restated Management Agreement effective as of August 28, 2020 (the “Management Agreement”). The Management Agreement amends and restates the Second Amended and Restated Management Agreement, dated as of May 6, 2020, between Fox Paine & Company, LLC and GI Cayman, to reflect the assumption by GI Delaware of the obligations under the Management Agreement and to make related conforming changes and immaterial modifications to the Management Agreement.

A copy of the Management Agreement is filed herewith as Exhibit 10.2 and is incorporated by reference into this Item 1.01, and the foregoing information is qualified in its entirety by reference to Exhibit 10.2.

Item 3.02.	Unregistered Sales of Equity Securities.

Issuance of GI Delaware Common Shares

As described above under the heading “Background,” on August 28, 2020, pursuant to the Redomestication, each of the following occurred: (i) the Amalgamation, (ii) in consideration for the Amalgamation, GI Delaware issued common shares of GI Delaware to the shareholders of GI Cayman on the following basis: for each A ordinary share of GI Cayman cancelled, one class A common share of GI Delaware was issued; and for each B ordinary share of GI Cayman cancelled, one class B common share of GI Delaware was issued; and (iii) pursuant to the Scheme of Arrangement and as part of the Amalgamation, GI Cayman was dissolved without being wound up and ceased to exist as a separate legal entity. This resulted in the issuance of approximately 10,213,782 class A common shares and 4,133,366 class B common shares of GI Delaware.

The terms and conditions of the issuance of the securities in connection with the Redomestication were approved by the Company’s shareholders at a special meeting and an extraordinary general meeting held on August 25, 2020, and sanctioned by the Grand Court of the Cayman Islands pursuant to an Order granted on August 26, 2020 after a hearing upon the fairness of such terms and conditions at which all holders of GI Cayman ordinary shares had a right to appear and of which adequate notice had been given. The issuance was exempt from the registration requirements of the Securities Act by virtue of Section 3(a)(10) thereof. A copy of the Order sanctioning the Scheme of Arrangement is filed herewith as Exhibit 99.1 and is incorporated by reference into this Item 3.02, and the foregoing information is qualified in its entirety by reference to Exhibit 99.1.

Issuance of GI Delaware Preferred Shares

As described under the heading “Background,” on August 27, 2020, the Company issued and sold to Wyncote, an affiliate of Fox Paine & Company, LLC, the Series A Preferred Interests at a price of U.S. $1,000 per Series A Preferred Interest, for the aggregate purchase price of U.S. $4,000,000. The issuance of Series A Preferred Interests to Wyncote was made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Series A Preferred Interests are not convertible into or exchangeable for any other securities or property of the Company.

The Company intends to use the net proceeds from the sale of the Series A Preferred Interests for general corporate purposes, including investment in securities or investment in the operations and growth of the Company’s and its subsidiaries’ current and future businesses.

Following the Effective Time, all of the issued and outstanding Series A Preferred Interests sold to Wyncote remain outstanding as “Series A Cumulative Fixed Rate Preferred Shares”, unaffected by the Scheme of Arrangement and subject to the terms of the Second Amended and Restated LLC Agreement and that certain Share Designation, effective as of the Effective Time, that sets forth the designation, rights, preferences, powers, duties, restrictions, limitations and obligations of the Series A Cumulative Fixed Rate Preferred Shares from and after the Effective Time. A copy of the Share Designation is filed herewith as Exhibit 3.1 and is incorporated by reference into this Item 3.02, and the foregoing information is qualified in its entirety by reference to Exhibit 3.1.

Item 3.03.	Material Modification to Rights of Security Holders.

Common Shares

The information above under the heading “Background” is incorporated by reference into this Item 3.03. GI Delaware adopted its Second Amended and Restated LLC Agreement on August 28, 2020. The description of the rights of holders of GI Delaware common shares and the comparison thereof to the rights of holders of GI Cayman ordinary shares included under the headings “Description of Global Indemnity Group, LLC Share Capital” and “Comparison of Rights of Shareholders and Powers of the Board of Directors” in the Redomestication Proxy Statement are incorporated by reference into this Item 3.03. A copy of GI Delaware’s Second Amended and Restated LLC Agreement is filed herewith as Exhibit 3.2 and is incorporated by reference into this Item 3.03, and the foregoing information is qualified in its entirety by reference to Exhibit 3.2.

Item 5.01.	Changes in Control of Registrant.

The information above under the heading “Background” with respect to GI Cayman is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Executives

As previously announced in the Redomestication Proxy Statement, as of August 28, 2020, following completion of the Redomestication, the directors and executive officers of GI Cayman immediately prior to the completion of the Redomestication became the directors and executive officers of GI Delaware. GI Delaware’s directors (whose terms run until the 2021 annual general meeting of GI Delaware) are Saul A. Fox, Joseph W. Brown,

Michele A. Colucci, Seth J. Gersch, Jason B. Hurwitz, Bruce R. Lederman, Cynthia Y. Valko and James D. Wehr. In addition, as of August 28, 2020, following completion of the Redomestication, GI Cayman’s Board of Directors replicated the committees of the Board of Directors that previously were in place for GI Cayman, which consist of an Audit Committee; a Compensation & Benefits Committee; an Investment Committee; an Enterprise Risk Committee; a Nominating & Governance Committee; a Technology Committee and an Executive Committee.

Individual Employment Arrangements

In connection with, and effective upon, the completion of the Redomestication, GI Delaware and/or its subsidiaries assumed the existing liabilities, obligations and duties of GI Cayman and/or its subsidiaries under the individual employment arrangements by and between GI Cayman and/or its subsidiaries and each of the following named executive officers: Cynthia Y. Valko, Stephen Green (as extended earlier this year to apply after January 1, 2020) and Thomas M. McGeehan (collectively, the “Employment Agreements”). The Employment Agreements also were amended as appropriate to reflect the completion of the Redomestication.

The Employment Agreement amendment with Cynthia Y. Valko is filed herewith as Exhibit 10.3 and incorporated into this Item 5.02 by reference. The Employment Agreement with Stephen Green is filed herewith as Exhibit 10.4 and the Employment Agreement amendment with Stephen Green is filed herewith as Exhibit 10.5; each of such two exhibits are incorporated into this Item 5.02 by reference. The Employment Agreement amendment with Thomas M. McGeehan is filed herewith as Exhibit 10.6 and incorporated into this Item 5.02 by reference. The foregoing summary of the amendments to the Employment Agreements is qualified in its entirety by reference to Exhibits 10.3, 10.4, 10.5 and 10.6, respectively.

Employee Incentive Plans and Awards

In connection with, and effective upon, the completion of the Redomestication, GI Delaware assumed the existing liabilities, obligations and duties of GI Cayman under the compensation and equity incentive plans maintained by GI Cayman, whereby GI Delaware assumed (a) (i) the sponsorship of the Global Indemnity Limited 2018 Share Incentive Plan, as amended (the “2018 Share Incentive Plan”) and the other share incentive plans maintained by Global Cayman (together with the 2018 Share Incentive Plan, the “Share Incentive Plans”) and (ii) the then-outstanding awards granted under the Share Incentive Plans, including for purposes of granting future awards under the 2018 Share Incentive Plan in accordance with the terms thereof and (b) the sponsorship of the Global Indemnity Limited Annual Incentive Awards Program (the “AIP”) and the then-outstanding awards granted under the AIP, including for purposes of granting future awards thereunder in accordance with the terms thereof.

Additionally, in connection with, and effective upon, the completion of the Redomestication, GI Delaware amended and restated the 2018 Share Incentive Plan and the AIP (together, the “Plans”) to reflect GI Delaware’s assumption of the sponsorship thereof and other changes deemed necessary or appropriate to reflect the completion of the Redomestication.

Furthermore, in connection with, and effective upon, the completion of the Redomestication, the assumed awards described above were adjusted to cover GI Delaware class A common shares, rather than GI Cayman A ordinary shares, on a one-for-one basis.

The amended and restated 2018 Share Incentive Plan is filed herewith as Exhibit 10.7 and incorporated into this Item 5.02 by reference. The amended and restated AIP is filed herewith as Exhibit 10.8 and incorporated into this Item 5.02 by reference. The foregoing summary of the amendments to the Plans is qualified in its entirety by reference to Exhibits 10.7 and 10.8, respectively.

Item 8.01.	Other Events.

Supplemental Indentures

On August 28, 2020, in connection with the merger of GI Cayman with and into New Cayco, each of GI Cayman, as successor to Global Indemnity plc, an Irish public limited company, GBLI Holdings, LLC, a Delaware limited liability company, as co-obligor (the “Co-Obligor”), New CayCo, Wells Fargo Bank, National Association, as trustee (the “Original Trustee”), and U.S. Bank National Association, as series trustee of the 7.875% Subordinated Notes due 2047 (the “Series Trustee” and, together with the Original Trustee, the “Trustees”) entered into a Fourth Supplemental Indenture, dated as of August 28, 2020 (the “Fourth Supplemental Indenture”), to the base indenture, dated as of August 12, 2015 (as supplemented, the “Indenture”).

Pursuant to the Fourth Supplemental Indenture, New CayCo expressly assumed the obligations of GI Cayman under the Indenture, including the obligations of GI Cayman under the outstanding 7.875% Subordinated Notes due 2047 (the “2047 Notes”) issued pursuant to such Indenture.

On August 28, 2020, in connection with the merger of New Cayco with and into GI Delaware, each of New CayCo, the Co-Obligor, GI Delaware and the Trustees entered into a Fifth Supplemental Indenture, dated as of August 28, 2020 (the “Fifth Supplemental Indenture”), to the Indenture.

Pursuant to the Fifth Supplemental Indenture, GI Delaware expressly assumed the obligations of New CayCo under the Indenture, including the obligations of New CayCo under the outstanding 2047 Notes issued pursuant to such Indenture.

The foregoing descriptions of the Fourth Supplemental Indenture and the Fifth Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of the Fourth Supplemental Indenture and the Fifth Supplemental Indenture, as applicable, which are filed as Exhibits 4.1 and 4.2 hereto and are incorporated by reference into this Item 1.01.

CUSIP

The CUSIP number for the GI Delaware class A common shares issued in place of the GI Cayman A ordinary shares is 37959R 103 and the CUSIP number for the GI Delaware class B common shares issued in place of the GI Cayman B ordinary shares is 37959R 111. The CUSIP number for the subordinated notes for which obligations related to which were assumed by GI Delaware is 37959R 202.

Press Release

On August 28, 2020, GI Delaware issued a press release announcing the completion of the Redomestication. A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

Background

The information under the heading “Background” in this Form 8-K is incorporated by reference into this Item 8.01.

Registration Statements

In connection with the effectiveness of the Redomestication, on the date hereof, (i) GI Delaware expects to file with the SEC Post-Effective Amendments to registration statements on Form S-3 (File Nos. 333-225758, 333-225695 and 333-223546) (the “S-3 Post-Effective Amendments”) and (ii) GI Delaware expects to file with the SEC Post-Effective Amendments to registration statements on Form S-8 (File Nos. 333-125175-99, 333-122569-99 and 333-115178-99 (the “S-8 Post-Effective Amendments”).

Pursuant to the S-3 Post-Effective Amendments and the S-8 Post-Effective Amendments, among other things, GI Delaware will expressly adopt the relevant registration statements as its own registration statements for all purposes of the Securities Act and the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

3.1	Share Designation

3.2	Second Amended and Restated LLC Agreement of Global Indemnity Group, LLC

4.1	Fourth Supplemental Indenture, dated as of August 28, 2020, among Global Indemnity Limited, GBLI Holdings, LLC, New CayCo, Wells Fargo Bank, National Association, as trustee and U.S. Bank, National Association, as trustee, to the Indenture dated as of August 12, 2015.

4.2	Fifth Supplemental Indenture, dated as of August 28, 2020, among New CayCo, GBLI Holdings, LLC, Global Indemnity Group, LLC, Wells Fargo Bank, National Association, as trustee and U.S. Bank, National Association, as trustee, to the Indenture dated as of August 12, 2015.

10.1	Preferred Interest Purchase Agreement, dated as of August 27, 2020, by and between Global Indemnity Group, LLC and Wyncote LLC

10.2	Third Amended and Restated Management Agreement, dated as of August 28, 2020, by and between Global Indemnity Group, LLC and Fox Paine & Company, LLC

10.3	Amendment to Executive Employment Agreement with Cynthia Y. Valko, dated as of August 28, 2020

10.4	Executive Employment Term Sheet with Stephen Green, dated effective as of January 1, 2020

10.5	Amendment to Executive Employment Term Sheet with Stephen Green, dated as of August 28, 2020

10.6	Amendment to Executive Employment Agreement with Thomas M. McGeehan, dated as of August 28, 2020

10.7	Amended and Restated Global Indemnity Group, LLC 2018 Share Incentive Plan, dated as of August 28, 2020

10.8	Amended and Restated Global Indemnity Group, LLC Annual Incentive Awards Program, dated as of August 28, 2020

99.1	Order of the Grand Court of the Cayman Islands Financial Services Division, dated August 26, 2020

99.2	Press Release dated August 28, 2020

99.3	“Description of Global Indemnity Group, LLC Share Capital” and “Comparison of Rights of Shareholders and Powers of the Board of Directors” (Incorporated by reference to the sections so entitled of Global Indemnity Limited’s Proxy Statement on Schedule 14A filed on July 23, 2020)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDEMNITY GROUP, LLC

Date: August 28, 2020	By:	/s/ Thomas M. McGeehan
Name: Thomas M. McGeehan
Title: Chief Financial Officer